UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2004

PREMCOR INC.

(Exact name of registrant as specified in its charter)

Commission file number: 1-16827

Delaware	43-1851087
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1700 East Putnam Avenue Suite 400 Old Greenwich, Connecticut	06870
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 698-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d)	On November 16, 2004, Premcor elected two new members to its Board of Directors. A copy of the press release announcing these elections is furnished with this report as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

Exhibit No.	Description
99.1	Press release dated November 17, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Premcor Inc.
(Registrant)

/s/ Dennis R. Eichholz
Dennis R. Eichholz
Senior Vice President and Controller

November 17, 2004

Exhibit Index

Exhibit No.	Description
99.1	Press release dated November 17, 2004